EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 14, 1997 included in Mothers Work, Inc.'s Form 10-K for the year ended September 30, 1997 and to all references to our Firm in this registration statement.


                                                      ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
July 21, 1998